N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09277

Viking Mutual Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2017

Item 1. REPORTS TO STOCKHOLDERS.

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Annual Report

December 31, 2017

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

VIKING TAX-FREE FUND FOR MONTANA

VIKING TAX-FREE FUND FOR NORTH DAKOTA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for Montana (“Tax-Free Fund for MT”) and Viking Tax-Free Fund for North Dakota (“Tax-Free Fund for ND”) (each a “Fund”) for the year ended December 31, 2017. Each Fund’s portfolio and related financial statements are presented within for your review.

Economic Recap

The Federal Open Market Committee’s (“FOMC” or “Committee”) statement in mid-December noted that the labor market has continued to strengthen and that economic activity has been rising at a solid rate.  The Committee also noted that job gains have been solid, and the unemployment rate declined further. Household spending has been expanding at a moderate rate, and growth in business fixed investment has picked up in recent quarters. The Committee continues to expect that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace and labor market conditions will remain strong. In view of realized and expected labor market conditions and inflation, the Committee decided to raise the target range for the federal funds rate to 1-1/4 to 1-1/2%, the Committee's third raise of the year. The Committee expects that the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.

Municipal Bond Market Recap

Returns were positive for the municipal market in the first and second quarters of 2017, after two consecutive quarters of negative returns to finish 2016. The Fed's increase in the funds rate in mid-March had no net impact on bond market performance in the first quarter as it was highly anticipated. Municipal market yields rose and then declined during the quarter, ending the period marginally lower than on December 31, 2016. The municipal market had doubts about the Trump Administration's ability to pass its growth initiatives in the short-term. Favorable factors persisted at the end of the first quarter with light supply and a muni/Treasury ratio that remained attractive. The municipal bond market continued to perform well in the second quarter as the Trump agenda faced an uphill battle.  The lack of tax reform, as well as limited municipal supply and pent-up-demand propelled municipals in the first half of the year. Issuance in the first two quarters of the year came in at $171.9 billion nationally, a 15.9% decrease over the same period last year.

Returns were again positive for the municipal market in the third and fourth quarter, which marked four consecutive quarters of positive returns in 2017. Municipals continued to perform well as investors searched for relative safety in higher quality assets amid increasing tensions between the United States and North Korea, along with continued gridlock in Washington. The supply/demand dynamic continued to remain positive for municipals. Issuance for the third quarter came in at $77.9 billion nationally, a 26.3% decrease over the same period last year. However, issuance was significantly above average in the fourth quarter, more precisely December, as issuers feared the proposed tax bill in Congress would eliminate the tax-exempt status of private activity and advance refunding bonds. Though it didn’t go as far as eliminating both, it did eliminate the tax exempt status of municipal advance refunding bonds, which will likely decrease overall supply of municipals going forward. It also limits the amount of state and local taxes that households may deduct to $10,000. The robust supply in the fourth quarter was met with strong demand as investors expect the supply in early 2018 to be very light due to the large amount of issuance pulled forward into 2017. Issuance for the quarter came in at $129.2 billion nationally, a 31.1% increase over the same quarter last year. Total issuance nationally in 2017 was $385 billion a 5.7% decrease from 2016. State issuance in Montana was $915.6 million up 18.2% in 2017 versus 2016, while North Dakota issuance was $1.14 billion in 2017 a 42.6% increase over 2016.

Fund Performance and Outlook

In 2017, lower-rated investment grade muni bonds outperformed their higher-rated counterparts, while longer investment grade muni bonds outperformed their shorter counterparts. The yield curve flattened over the course of the year as the Fed raised the fed funds rate three times and hinted at further rate hikes in 2018. This caused rates on the very short end of the curve (i.e. 1-2 years) to increase at least 30 basis points while rates on the longer end of the curve (i.e. 20 years plus) decreased by at least 50 basis points. By maintaining an intermediate maturity structure the Montana and North Dakota Funds were able to capture roughly two-thirds of the price move in the yield curve by keeping the average weighted maturity of the portfolios under 10 years. The Funds' performance also benefited from a heavy weighting in AA and A rated bonds as those credits captured 80-100% of the upside price move in the MMD of their BBB rated equivalents.

Over the course of the year, the Portfolio Management Team (the “Team”) continued to maintain a shorter maturity structure than in past years and also made a concerted effort to purchase bonds with higher coupons when possible.

The Tax-Free Fund for MT and Tax-Free Fund for ND provided total returns for A shares of 3.77%* and 3.12%*, respectively (at net asset value with distributions reinvested) and for I shares of 4.03%* and 3.38%*, respectively for the year ended December 31, 2017 compared to the Funds’ benchmark, the Barclays Capital Municipal Bond Index which returned 5.45% and the Morningstar Muni Single State Intermediate Category which returned 3.59%.

Despite the continued relative scarcity of Montana and North Dakota municipal bonds throughout the period, each Fund was able to obtain an adequate supply of investment grade bonds of various maturities. Each Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent.  Although we refrain from making large bets on the direction of rates, we have taken the opportunity to shorten the Funds’ maturity structures over the last few years in anticipation of an eventual rise in rates.  A shorter maturity structure should provide a somewhat greater degree of stability of each Fund’s share price should muni prices become volatile.  The highest level of current income that is exempt from federal and each Fund’s state income taxes and is consistent with preservation of capital remains the investment objective of each Fund.

The current 3.8% Medicare surtax on investment income established by the Patient Protection and Affordable Care Act (municipals are exempt) combined with higher marginal tax rates at the federal and state levels boost the appeal of tax-exempt income. The federal marginal tax rate for taxpayers with adjusted gross incomes of $500,000 ($600,000 for married filing jointly) is 37.0%. The after-tax yield of a 10-year U.S. Treasury Note yielding 2.41% falls to approximately 1.43% at the 37.0% federal tax rate plus the 3.8% Medicare surtax.

Finally, we recommend that shareholders view their investment as long-term. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it’s the long-term investors that may be rewarded with the long-term benefits of tax-free income and relatively low volatility that muni bonds have provided for decades.

If you would like more frequent updates, please visit the Fund’s website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. For Tax-Free Fund for MT Class A and I and Tax-Free Fund for ND Class A and I, the total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15%, 0.90%, 1.29% and 1.04%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98%, 0.73%, 0.98% and 0.73%, respectively. The Funds’ investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98%, 0.73%, 0.98% and 0.73%, respectively, of average daily net assets. This expense limitation agreement may only be terminated or modified prior to April 29, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund’s dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR MONTANA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended December 31, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	3.77%	2.16%	1.90%	3.41%	3.87%
Class A With sales charge (2.50%)	1.13%	1.31%	1.38%	3.14%	3.72%
Class I Without sales charge	4.03%	N/A	N/A	N/A	0.41%
* August 3, 1999 for Class A; August 1, 2016 Class I

The total annual fund operating expense ratio for Class A and I (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% and 0.90%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98% and 0.73%, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% and 0.73%, respectively, of average daily net assets. This expense limitation agreement may only be terminated or modified prior to April 29, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended December 31, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	3.12%	2.15%	1.95%	3.42%	3.95%
Class A With sales charge (2.50%)	0.56%	1.28%	1.44%	3.15%	3.81%
Class I Without sales charge	3.38%	N/A	N/A	N/A	0.12%
* August 3, 1999 for Class A; August 1, 2016 Class I

The total annual fund operating expense ratio for class A and I (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.29% and 1.04%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.98% and 0.73%, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% and 0.73%, respectively, of average daily net assets. This expense limitation agreement may only be terminated or modified prior to April 29, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR MONTANA

PORTFOLIO MARKET SECTORS December 31, 2017

General Obligation	43.0%
Health Care	17.8%
Other Revenue	9.3%
Education	8.3%
Transportation	7.3%
Housing	6.4%
Utilities	4.4%
Cash Equivalents and Other	3.5%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 31, 2017

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (96.5%)

Education (8.3%)
Gallatin County School District No 44 Belgrade 3.500% 06/15/2028	$575,000	$609,000
Montana State Board of Regents 5.000% 11/15/2023	250,000	281,377
*Montana State Board of Regents 4.000% 05/15/2025	2,000,000	2,192,340
Montana State Board of Regents 4.000% 05/15/2026	1,145,000	1,242,817
Montana State Board of Regents 4.000% 11/15/2025	500,000	549,905
Montana State Board of Regents 5.000% 11/15/2025	500,000	589,150
Montana State Board of Regents 5.000% 11/15/2030	240,000	279,696
Montana State Board of Regents 5.000% 11/15/2024	200,000	239,504
University of Montana/Missoula MT 5.375% 05/15/2019	180,000	184,795
		6,168,584
General Obligation (43.0%)
City of Bozeman MT 4.000% 07/01/2028	540,000	612,095
City & County of Butte-Silver Bow MT 4.000% 07/01/2026	115,000	131,789
City & County of Butte-Silver Bow MT 4.000% 07/01/2028	215,000	243,349
City & County of Butte-Silver Bow MT 4.000% 07/01/2030	225,000	249,799
City & County of Butte-Silver Bow MT 4.000% 07/01/2032	240,000	262,704
City & County of Butte-Silver Bow MT 4.500% 07/01/2034	850,000	966,951
Cascade County Elementary School District No 1 Great Falls 5.000% 07/01/2027	1,120,000	1,405,096
Cascade County Elementary School District No 1 Great Falls 4.000% 07/01/2029	925,000	1,061,955
Cascade County Elementary School District No 1 Great Falls 4.000% 07/01/2030	935,000	1,064,002
Cascade County Elementary School District No 1 Great Falls 4.000% 07/01/2031	700,000	789,908
Cascade County High School District A Great Falls 4.000% 07/01/2028	610,000	705,678
Cascade County High School District A Great Falls 5.000% 07/01/2026	940,000	1,161,173
Cascade County High School District A Great Falls 5.000% 07/01/2027	1,110,000	1,392,550
Cascade County High School District A Great Falls 4.000% 07/01/2030	670,000	762,440
Flathead County High School District No 5 Kalispell 5.000% 01/01/2023	540,000	622,075
Gallatin County High School District No 7 Bozeman 5.000% 06/01/2023	495,000	575,769
Gallatin County High School District No 7 Bozeman 5.000% 12/01/2024	680,000	816,911
Gallatin County High School District No 7 Bozeman 5.000% 06/01/2025	565,000	685,108
Gallatin County School District No 72 Ophir 3.500% 07/01/2023	555,000	590,448
Gallatin County School District No 72 Ophir 3.750% 07/01/2024	645,000	687,480
Gallatin County School District No 72 Ophir 4.000% 07/01/2025	420,000	450,353
Gallatin County School District No 7 Bozeman 4.000% 12/01/2032	915,000	1,024,086
Gallatin County School District No 7 Bozeman 4.000% 12/01/2033	515,000	574,704
Gallatin County School District No 27 Monforton 4.250% 06/15/2026	415,000	472,361
Meagher County K-12 School District No 8 White Sulphur 4.000% 07/01/2028	475,000	547,143
County of Missoula MT 5.000% 07/01/2031	445,000	539,051
Missoula High School District No 1 4.000% 07/01/2032	$275,000	$304,312
Missoula High School District No 1 4.000% 07/01/2028	710,000	811,523
Missoula High School District No 1 5.000% 07/01/2027	290,000	361,549
Hellgate School District No 4 5.000% 06/15/2028	500,000	606,505
Hellgate School District No 4 5.000% 06/15/2029	500,000	602,505
Hellgate School District No 4 5.000% 06/15/2030	500,000	599,250
City of Missoula MT 4.000% 07/01/2026	350,000	401,306
City of Missoula MT 4.000% 07/01/2031	250,000	276,325
*Missoula County Elementary School District No 1 4.000% 07/01/2032	1,200,000	1,332,744
Missoula County Elementary School District No 1 4.000% 07/01/2033	750,000	826,035
State of Montana 4.000% 08/01/2023	385,000	436,736
State of Montana 4.000% 08/01/2026	855,000	975,187
State of Montana 4.000% 08/01/2027	480,000	541,282
State of Montana 5.000% 07/15/2025	200,000	218,020
County of Ravalli MT 4.250% 07/01/2027	150,000	154,281
County of Ravalli MT 4.350% 07/01/2028	155,000	160,293
County of Ravalli MT 4.400% 07/01/2029	165,000	170,494
County of Ravalli MT 4.250% 07/01/2030	755,000	835,294
Valley County K-12 School District No 1-A Glasgow/MT 4.250% 07/01/2031	450,000	507,159
Yellowstone County School District No 2 Billings 5.000% 06/15/2024	500,000	603,380
Yellowstone County School District No 2 Billings 5.000% 06/15/2026	515,000	618,870
Yellowstone County School District No 2 Billings 5.000% 06/15/2027	1,000,000	1,195,240
Yellowstone County School District No 2 Billings 5.000% 06/15/2031	350,000	414,631
Yellowstone County School District No 2 Billings 5.000% 06/15/2032	435,000	514,018
		31,861,917
Health Care (17.8%)
Montana Facility Finance Authority 4.500% 07/01/2023	250,000	253,750
Montana Facility Finance Authority 4.500% 07/01/2023	1,025,000	1,101,086
*Montana Facility Finance Authority 4.650% 07/01/2024	1,365,000	1,466,256
Montana Facility Finance Authority 4.750% 07/01/2025	380,000	408,257
Montana Facility Finance Authority 5.250% 06/01/2030	660,000	716,067
Montana Facility Finance Authority 5.125% 06/01/2026	1,000,000	1,091,490
Montana Facility Finance Authority 5.000% 07/01/2024	250,000	294,695
Montana Facility Finance Authority 4.750% 01/01/2040	705,000	739,087
Montana Facility Finance Authority 4.500% 01/01/2024	1,000,000	1,047,080
Montana Facility Finance Authority 5.000% 01/01/2024	400,000	424,852
Montana Facility Finance Authority 5.500% 01/01/2025	575,000	639,647
Montana Facility Finance Authority 5.750% 01/01/2031	815,000	912,580
Montana Facility Finance Authority 5.000% 06/01/2028	1,015,000	1,183,104
Montana Facility Finance Authority 5.000% 06/01/2029	915,000	1,068,034
*Montana Facility Finance Authority 5.000% 06/01/2022	1,100,000	1,101,331
County of Yellowstone MT 4.000% 10/01/2029	710,000	782,164
		13,229,480
Housing (6.4%)
Montana Board of Housing 2.650% 06/01/2021	125,000	126,769
Montana Board of Housing 2.650% 12/01/2021	280,000	282,520
Montana Board of Housing 3.000% 06/01/2023	155,000	158,418
Montana Board of Housing 3.000% 12/01/2023	80,000	82,100
Montana Board of Housing 3.150% 06/01/2024	325,000	332,930
Montana Board of Housing 3.150% 12/01/2024	115,000	117,255
Montana Board of Housing 3.350% 06/01/2025	145,000	147,561
Montana Board of Housing 3.875% 12/01/2023	180,000	194,843
Montana Board of Housing 4.050% 06/01/2024	160,000	174,040
Montana Board of Housing 4.050% 12/01/2024	450,000	486,149
Montana Board of Housing 4.650% 12/01/2028	250,000	269,010
Montana Board of Housing 5.050% 12/01/2024	20,000	20,228
Montana Board of Housing 5.300% 12/01/2029	105,000	106,218
*Montana Board of Housing 4.700% 12/01/2026	715,000	745,459
Montana Board of Housing 4.850% 06/01/2028	335,000	346,604
Montana Board of Housing 3.850% 06/01/2019	465,000	472,505
Montana Board of Housing 2.650% 06/01/2019	150,000	151,076
Montana Board of Housing 2.900% 06/01/2020	150,000	151,631
Montana Board of Housing 3.100% 06/01/2021	380,000	390,351
		4,755,667

Other Revenue (9.3%)
City of Billings MT 5.500% 07/01/2026	$300,000	$317,292
City of Billings MT 4.550% 07/01/2020	65,000	65,080
City of Billings MT 4.700% 07/01/2021	70,000	70,123
City of Billings MT 4.800% 07/01/2022	70,000	69,845
City of Billings MT 4.000% 07/01/2018	205,000	205,038
City of Billings MT 4.375% 07/01/2029	490,000	510,438
*City of Billings MT 5.000% 07/01/2033	900,000	944,199
City of Bozeman MT 4.950% 07/01/2028	200,000	208,368
City & County of Butte-Silver Bow MT 5.000% 07/01/2021	600,000	619,332
Gallatin County Rural Improvement District 5.500% 07/01/2025	600,000	601,506
*Gallatin County Rural Improvement District 6.000% 07/01/2030	1,000,000	1,003,940
City of Great Falls MT 5.550% 07/01/2029	275,000	289,218
City of Helena MT 4.625% 01/01/2024	270,000	278,635
City of Helena MT 5.000% 01/01/2029	175,000	181,249
Missoula Parking Commission 4.000% 10/01/2026	835,000	921,314
City of Missoula MT 5.125% 07/01/2026	125,000	127,143
Montana Facility Finance Authority 6.300% 10/01/2020	505,000	506,050
		6,918,770
Transportation (7.3%)
City of Billings MT Airport Revenue 4.500% 07/01/2018	800,000	807,504
City of Billings MT Airport Revenue 4.750% 07/01/2019	350,000	362,082
City of Billings MT Airport Revenue 5.000% 07/01/2020	235,000	247,949
Madison County Rural Improvement District 5.500% 07/01/2025	770,000	771,548
*Madison County Rural Improvement District 6.000% 07/01/2030	1,000,000	1,003,390
City of Missoula MT 4.750% 07/01/2027	200,000	200,568
City of Missoula MT 6.000% 07/01/2030	200,000	212,188
Missoula Special Improvement Districts/MT 4.600% 07/01/2024	100,000	100,193
Missoula Special Improvement Districts/MT 4.600% 07/01/2025	105,000	105,161
Missoula Special Improvement Districts/MT 5.400% 07/01/2029	370,000	385,422
Missoula Special Improvement Districts/MT 4.000% 07/01/2019	125,000	127,064
Missoula Special Improvement Districts/MT 4.625% 07/01/2023	240,000	248,873
Missoula Special Improvement Districts/MT 5.250% 07/01/2027	240,000	251,664
Missoula Special Improvement Districts/MT 5.500% 07/01/2031	235,000	245,977
Montana Department of Transportation 5.000% 06/01/2022	350,000	355,268
		5,424,851
Utilities (4.4%)
City of Billings MT 5.000% 07/01/2028	400,000	494,612
City of Billings MT 5.000% 07/01/2031	260,000	316,774
City of Billings MT Storm Sewer Revenue 4.000% 07/01/2025	215,000	238,848
City of Billings MT Storm Sewer Revenue 4.000% 07/01/2026	225,000	248,033
City of Billings MT Storm Sewer Revenue 4.000% 07/01/2028	250,000	279,960
City of Billings MT Storm Sewer Revenue 4.000% 07/01/2029	250,000	276,683
City of Dillon MT Water & Sewer System Revenue 4.000% 07/01/2033	250,000	276,958
*City of Forsyth MT 5.000% 05/01/2033	1,000,000	1,089,860
		3,221,728

TOTAL MUNICPAL BONDS (COST: $68,869,593)		$71,580,997

OTHER ASSETS LESS LIABILITIES (3.5%)		2,604,745

NET ASSETS (100.0%)		$74,185,742

*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued purchases.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PORTFOLIO MARKET SECTORS December 31, 2017

Other Revenue	19.9%
General Obligation	19.1%
Education	18.0%
Health Care	17.5%
Utilities	9.3%
Housing	8.9%
Transportation	6.3%
Cash Equivalents and Other	1.0%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 31, 2017

	Principal	Fair
	Amount	Value
MUNICIPAL BONDS (99.0%)

Education (18.0%)
Barnes County North Public School District Building Authority 4.000% 05/01/2022	$250,000	$260,462
State Board of Higher Education of the State of North Dakota 4.000% 04/01/2025	415,000	469,552
State Board of Higher Education of the State of North Dakota 4.000% 04/01/2028	365,000	401,445
State Board of Higher Education of the State of North Dakota 4.000% 04/01/2026	435,000	482,519
State Board of Higher Education of the State of North Dakota 4.000% 04/01/2033	500,000	533,365
State Board of Higher Education of the State of North Dakota 5.000% 04/01/2026	500,000	607,545
State Board of Higher Education of the State of North Dakota 3.000% 08/01/2026	265,000	279,872
State Board of Higher Education of the State of North Dakota 3.000% 08/01/2027	275,000	285,082
State Board of Higher Education of the State of North Dakota 3.250% 08/01/2028	280,000	294,605
State Board of Higher Education of the State of North Dakota 3.250% 08/01/2029	290,000	300,649
State Board of Higher Education of the State of North Dakota 5.000% 04/01/2025	160,000	166,918
University of North Dakota 5.000% 04/01/2024	250,000	281,855
		4,363,869
General Obligation (19.1%)
City of Bismarck ND 3.000% 05/01/2023	500,000	518,100
Bismarck Public School District No 1 4.000% 05/01/2026	750,000	818,865
Dickinson Public School District No 1 4.000% 08/01/2034	400,000	430,800
City of Fargo ND 5.000% 05/01/2026	400,000	481,808
City of Fargo ND 4.000% 05/01/2023	300,000	323,514
City of Fargo ND 5.000% 05/01/2027	250,000	311,253
Mandan Public School District No 1 3.125% 08/01/2024	200,000	212,100
City of Minot ND Airport Revenue 3.500% 10/01/2025	570,000	601,413
City of Minot ND Airport Revenue 4.000% 10/01/2028	355,000	377,528
*West Fargo Public School District No 6 4.000% 05/01/2023	500,000	540,545
		4,615,926
Health Care (17.5%)
County of Burleigh ND 5.000% 07/01/2022	300,000	345,294
County of Burleigh ND 4.500% 07/01/2032	250,000	281,160
County of Burleigh ND 5.000% 07/01/2035	500,000	553,575
County of Burleigh ND 5.050% 11/01/2018	125,000	125,004
City of Fargo ND 5.500% 11/01/2020	500,000	555,560
City of Fargo ND 6.000% 11/01/2028	$500,000	$580,800
City of Grand Forks ND 5.000% 12/01/2022	500,000	551,625
City of Grand Forks ND 4.000% 12/01/2027	400,000	416,452
City of Grand Forks ND 5.000% 12/01/2032	250,000	267,352
City of Grand Forks ND 5.125% 12/01/2025	250,000	263,333
City of Grand Forks ND 3.000% 12/01/2020	135,000	133,796
City of Langdon ND 6.200% 01/01/2025	155,000	155,242
		4,229,193
Housing (8.9%)
North Dakota Housing Finance Agency 3.650% 01/01/2020	60,000	61,698
North Dakota Public Finance Authority 4.500% 06/01/2026	400,000	435,772
North Dakota Housing Finance Agency 2.900% 07/01/2020	300,000	305,535
North Dakota Housing Finance Agency 3.050% 07/01/2021	150,000	153,702
*North Dakota Housing Finance Agency 3.100% 01/01/2026	1,165,000	1,192,541
		2,149,248
Other Revenue (19.9%)
Bismarck Parks & Recreation District 3.500% 04/01/2025	280,000	286,580
Bismarck Parks & Recreation District 3.650% 04/01/2027	295,000	301,404
County of Burleigh ND Multi-County Sales Tax Revenue 4.000% 11/01/2032	400,000	419,132
City of Grand Forks ND 5.000% 12/15/2027	500,000	598,620
City of Grand Forks ND 5.000% 12/15/2028	250,000	296,900
Jamestown Park District/ND 4.000% 07/01/2033	345,000	363,996
City of Mandan ND 4.000% 09/01/2034	500,000	524,245
North Dakota Public Finance Authority 5.000% 06/01/2020	115,000	115,132
North Dakota Public Finance Authority 5.000% 06/01/2031	240,000	240,559
North Dakota Public Finance Authority 5.500% 10/01/2027	250,000	257,670
North Dakota Public Finance Authority 6.000% 06/01/2034	200,000	213,092
North Dakota Public Finance Authority 4.000% 06/01/2030	400,000	429,920
North Dakota Public Finance Authority 4.000% 06/01/2028	265,000	292,258
North Dakota Public Finance Authority 5.000% 06/01/2028	130,000	154,119
*County of Ward ND 3.000% 04/01/2022	300,000	308,235
		4,801,862
Transportation (6.3%)
Grand Forks Regional Airport Authority 4.600% 06/01/2024	350,000	364,178
Grand Forks Regional Airport Authority 5.000% 06/01/2029	500,000	523,880
Grand Forks Regional Airport Authority 4.500% 06/01/2028	230,000	250,383
Grand Forks Regional Airport Authority 4.500% 06/01/2028	370,000	396,388
		1,534,829
Utilities (9.3%)
City of Bismarck ND Water Revenue 3.000% 04/01/2021	495,000	505,157
*City of Bismarck ND Water Revenue 3.625% 04/01/2025	675,000	690,039
City of Bismarck ND Water Revenue 3.750% 04/01/2026	265,000	270,904
*County of McLean ND 4.875% 07/01/2026	750,000	794,490
		2,260,590

TOTAL MUNICIPAL BONDS (COST: $22,904,702)		$23,955,517

OTHER ASSETS LESS LIABILITIES (1.0%)		242,063

NET ASSETS (100.0%)		$24,197,580

*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities December 31, 2017

	Tax-Free	Tax-Free
	Fund for MT	Fund for ND
ASSETS
Investments in securities, at value (cost: $68,869,593 and $22,904,702, respectively)	$71,580,997	$23,955,517
Cash and cash equivalents	1,586,107	64,606
Receivable for Fund shares sold	52,202	0
Accrued interest receivable	1,104,167	224,167
Prepaid expenses	6,311	2,155
Total assets	$74,329,784	$24,246,445

LIABILITIES
Payable for Fund shares redeemed	$22,052	$6,832
Dividends payable	47,974	13,708
Trustees’ fees payable	5,628	1,926
Payable to affiliates	50,563	18,668
Accrued expenses	17,825	7,731
Total liabilities	$144,042	$48,865

NET ASSETS	$74,185,742	$24,197,580

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$74,303,442	$24,036,254
Accumulated undistributed net realized gain (loss) on investments	(2,835,199)	(896,818)
Accumulated undistributed net investment income (loss)	6,095	7,329
Unrealized appreciation (depreciation) on investments	2,711,404	1,050,815

NET ASSETS	$74,185,742	$24,197,580

Net Assets - Class A	$68,989,647	$23,548,110
Net Assets - Class I	$5,196,095	$649,470
Shares outstanding - Class A	6,841,126	2,294,538
Shares outstanding - Class I	515,250	63,272
Net asset value per share - Class A*	$10.08	$10.26
Net asset value per share - Class I	$10.08	$10.26
Public offering price - Class A (sales charge of 2.50%)	$10.34	$10.52

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the year ended December 31, 2017

	Tax-Free	Tax-Free
	Fund for MT	Fund for ND
INVESTMENT INCOME
Interest	$2,578,113	$905,729
Total investment income	$2,578,113	$905,729

EXPENSES
Investment advisory fees	$380,620	$130,406
Distribution (12b-1) fees - Class A	181,174	63,977
Transfer agent fees	97,347	37,295
Administrative service fees	142,557	72,497
Professional fees	18,472	8,118
Reports to shareholders	3,264	1,764
License, fees, and registrations	4,176	5,676
Audit fees	13,843	4,733
Trustees’ fees	5,628	1,926
Transfer agent out-of-pockets	3,610	4,208
Custodian fees	7,976	2,920
Legal fees	5,424	1,852
Insurance expense	2,439	846
Total expenses	$866,530	$336,218
Less expenses waived or reimbursed (See Note 7)	(129,647)	(81,950)
Total net expenses	$736,883	$254,268

NET INVESTMENT INCOME (LOSS)	$1,841,230	$651,461

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(388,203)	$12,516
Net change in unrealized appreciation (depreciation) of investments	1,446,092	155,303
Net realized and unrealized gain (loss) on investments	$1,057,889	$167,819

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,899,119	$819,280

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2017

	Tax-Free	Tax-Free
	Fund for MT	Fund for ND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,841,230	$651,461
Net realized gain (loss) from investment transactions	(388,203)	12,516
Net change in unrealized appreciation (depreciation) on investments	1,446,092	155,303
Net increase (decrease) in net assets resulting from operations	$2,899,119	$819,280

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,741,882)	$(636,887)
Net investment income - Class I	(96,666)	(13,406)
Total distributions	$(1,838,548)	$(650,293)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$6,992,434	$3,014,897
Proceeds from sale of shares - Class I	4,955,361	299,947
Proceeds from reinvested dividends - Class A	1,174,851	479,025
Proceeds from reinvested dividends - Class I	44,625	10,039
Cost of shares redeemed - Class A	(16,067,897)	(5,498,565)
Cost of shares redeemed - Class I	(665,065)	(48,007)
Net increase (decrease) in net assets resulting from capital share transactions	$(3,565,691)	$(1,742,664)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(2,505,120)	$(1,573,677)
NET ASSETS, BEGINNING OF PERIOD	$76,690,862	$25,771,257
NET ASSETS, END OF PERIOD	$74,185,742	$24,197,580

Accumulated undistributed net investment income	$6,095	$7,329

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 30, 2016

	Tax-Free	Tax-Free
	Fund for MT	Fund for ND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,995,856	$675,057
Net realized gain (loss) from investment transactions	(551,409)	(127,251)
Net change in unrealized appreciation (depreciation) on investments	(2,002,888)	(578,191)
Net increase (decrease) in net assets resulting from operations	$(558,441)	$(30,385)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,990,381)	$(670,541)
Net investment income - Class I*	(4,734)	(3,295)
Total distributions	$(1,995,115)	$(673,836)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$18,045,397	$3,944,247
Proceeds from sale of shares - Class I*	848,581	409,022
Proceeds from reinvested dividends - Class A	1,327,137	524,042
Proceeds from reinvested dividends - Class I*	4,633	2,349
Cost of shares redeemed - Class A	(10,782,950)	(4,439,248)
Cost of shares redeemed - Class I*	(9,529)	(9,559)
Net increase (decrease) in net assets resulting from capital share transactions	$9,433,269	$430,853

TOTAL INCREASE (DECREASE) IN NET ASSETS	$6,879,713	$(273,368)
NET ASSETS, BEGINNING OF PERIOD	$69,811,149	$26,044,625
NET ASSETS, END OF PERIOD	$76,690,862	$25,771,257

Accumulated undistributed net investment income	$3,543	$6,161

* Class I operations commenced on August 1, 2016.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

Viking Mutual Funds (the “Trust”) was organized as a Delaware business trust on March 30, 1999 and commenced operations on August 3, 1999. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and consists of multiple series (the “Funds”).

The Viking Tax-Free Fund for Montana (“Tax-Free Fund for MT”) and Viking Tax-Free Fund for North Dakota (“Tax-Free Fund for ND”), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital.

On May 18, 2017, the Board of Trustees approved the reorganization of each series of the Integrity Managed Portfolios (Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund, and Oklahoma Municipal Fund) into the corresponding series of Viking Mutual Funds and the addition of I shares to each corresponding series. The reorganization was also approved by each Fund’s shareholders at a special meeting held on September 21, 2017. The reorganization occurred at the close of business on October 31, 2017.

Each Fund in the Trust currently offers both Class A and Class I shares. Tax-Free Fund for MT Class A and Tax-Free Fund for North Dakota Class A are sold with an initial sales charge of 2.50% and a distribution fee of up to 0.25% on an annual basis. Class I shares are sold without sales charge or distribution fee. The two classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available are valued at fair value using a matrix system as determined by the Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”). The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a readily available market for the securities existed. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Funds identify securities to be segregated by the custodian in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract terms, or if the issuer does not issue the securities due to political, economic, or other factors. There were no when-issued securities as of December 31, 2017.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are accreted and amortized using the effective yield method over the lives of the respective securities for financial reporting purposes.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of market discount. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017:

		Level 1	Level 2	Level 3	Total
Tax-Free Fund for MT	Municipal Bonds	$0	$71,580,997	$0	$71,580,997
	Total	$0	$71,580,997	$0	$71,580,997

Tax-Free Fund for ND	Municipal Bonds	$0	$23,955,517	$0	$23,955,517
	Total	$0	$23,955,517	$0	$23,955,517

Please refer to the Schedule of Investments for sector classification. The Funds did not hold any Level 3 assets during the year ended December 31, 2017. There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2017. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 31, 2017.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2017, were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Purchases	$15,070,725	$2,828,521
Sales	$19,120,448	$4,381,945

NOTE 5: Capital Share Transactions

Year Ended 12/31/17:	Tax-Free	Tax-Free
Class A	Fund for MT	Fund for ND
Shares sold	695,195	292,668
Shares issued from reinvestments	116,868	46,603
Shares redeemed	(1,597,587)	(534,065)
Net increase (decrease)	(785,524)	(194,794)
Class I
Shares sold	494,381	29,066
Shares issued from reinvestments	4,433	976
Shares redeemed	(66,028)	(4,661)
Net increase (decrease)	432,786	25,381

Year Ended 12/30/16:	Tax-Free	Tax-Free
Class A	Fund for MT	Fund for ND
Shares sold	1,749,393	374,263
Shares issued from reinvestments	129,262	49,843
Shares redeemed	(1,058,209)	(422,651)
Net increase (decrease)	820,446	1,455
Class I
Shares sold	82,963	38,603
Shares issued from reinvestments	462	227
Shares redeemed	(961)	(939)
Net increase (decrease)	82,464	37,891

NOTE 6: Income Tax Information

At December 31, 2017, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Investments at cost	$68,863,605	$22,897,373
Unrealized appreciation	$2,770,982	$1,063,954
Unrealized depreciation	(53,590)	(5,810)
Net unrealized appreciation (depreciation)	$2,717,392*	$1,058,144*

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

The tax character of distributions paid was as follows:

	Tax-Free Fund for MT		Tax-Free Fund for ND
	Year	Year	Year	Year
	Ended 12/31/17	Ended 12/30/16	Ended 12/31/17	Ended 12/30/16
Tax-exempt income	$1,838,548	$1,995,115	$650,293	$673,836

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Undistributed tax-exempt income	$107	$0
Accumulated capital and other (losses)	(2,835,199)	(896,818)
Unrealized appreciation/(depreciation)*	2,717,392	1,058,144
Total accumulated earnings/(deficit)	($117,700)	($161,326)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended December 31, 2017, certain differences were reclassified in the Tax-Free Fund for MT as follows: and accumulated net investment income to accumulated realized gains (losses) of $130 due to market discount on the sale of bonds.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds’ capital loss carryforward amounts as of December 29, 2016 are as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Expires in 2018	$106,551	$75,200
Non-expiring short-term losses	$1,701,122	$536,257
Non-expiring long-term losses	$1,027,526	$285,361
Total Capital Loss Carryforwards	$2,835,199	$896,818

Tax-Free Fund for ND utilized $12,516 of capital loss carryforwards against current year capital gains.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of 0.50% of each Fund’s average daily net assets. VFM has contractually agreed to pay all the expenses of the Funds (other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions, and acquired fund fees and expenses) until April 29, 2019 so that the net annual operating expenses do not exceed 0.98% and 0.73% for Class A and I, respectively. After this date, the expense limitations may be terminated or revised. There are no recoupment provisions in place for waived/reimbursed fees. VFM and the affiliated service providers agreed to waive the affiliated service provider’s fees before waiving VFM’s management fee for the period January 1, 2017 through May 12, 2017. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. During the year ended December 31, 2017 there were no voluntary waivers. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Year Ended 12/31/17		Payable 12/31/17
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
Tax-Free Fund for MT	$267,672	$112,948	$18,987
Tax-Free Fund for ND	$60,519	$69,887	$3,208

*After waivers.

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Class A shares currently pay an annual distribution fee of up to 0.25% of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/31/17				Payable 12/31/17
	Sales		Distribution	Distribution	Sales		Distribution
	Charges	CDSC	Fees*	Fees Waived	Charges	CDSC	Fees*
Tax-Free Fund for MT - A	$87,838	$0	$181,174	$0	$0	$0	$13,678
Tax-Free Fund for ND - A	$41,511	$0	$63,977	$0	$0	$0	$4,756

*After waivers.

IFS acts as the Funds’ transfer agent for a monthly variable fee equal to 0.12% of the average daily net assets on an annual basis for the first $0 to $200 million and at a lower rate in excess of $200 million and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations. IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% of the Funds’ average daily net assets on an annual basis for the first $0 to $200 million and at a lower rate in excess of $200 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 12/31/17				Payable 12/31/17
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
Tax-Free Fund for MT	$94,170	$6,787	$132,645	$9,912	$6,832	$11,066
Tax-Free Fund for ND	$37,407	$4,096	$64,530	$7,967	$5,109	$5,595
* After waivers.

NOTE 8: Principal Risks

The Funds invest primarily in municipal securities from a specific state. The Funds may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam). Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its specific state or U.S. territories and possessions.

Interest rate risk is the risk that bond prices will decline in value because of changes in interest rates. There is normally an inverse relationship between the fair value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the average maturity of each Fund’s portfolio, the greater its interest rate risk.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

VIKING TAX-FREE FUND FOR MONTANA CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$9.95	$10.26	$10.23	$9.83	$10.50

Income (loss) from investment operations:
Net investment income (loss)	$0.24	$0.27	$0.29	$0.29	$0.28
Net realized and unrealized gain (loss) on investments [2]	0.13	(0.31)	0.03	0.40	(0.67)
Total from investment operations	$0.37	$(0.04)	$0.32	$0.69	$(0.39)

Less Distributions:
Dividends from net investment income	$(0.24)	$(0.27)	$(0.29)	$(0.29)	$(0.28)
Total distributions	$(0.24)	$(0.27)	$(0.29)	$(0.29)	$(0.28)

NET ASSET VALUE, END OF PERIOD	$10.08	$9.95	$10.26	$10.23	$9.83

Total Return (excludes any applicable sales charge)	3.77%	(0.43%)	3.21%	7.08%	(3.80%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$68,990	$75,870	$69,811	$68,064	$69,452
Ratio of expenses to average net assets after waivers [1]	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets before waivers	1.15%	1.16%	1.15%	1.14%	1.15%
Ratio of net investment income to average net assets [1]	2.42%	2.63%	2.87%	2.86%	2.71%
Portfolio turnover rate	20.44%	16.58%	11.91%	13.20%	32.66%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR MONTANA CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16+ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$9.95	$10.41

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.12
Net realized and unrealized gain (loss) on investments [2]	0.13	(0.46)
Total from investment operations	$0.40	$(0.34)

Less Distributions:
Dividends from net investment income	$(0.27)	$(0.12)
Total distributions	$(0.27)	$(0.12)

NET ASSET VALUE, END OF PERIOD	$10.08	$9.95

Total Return (excludes any applicable sales charge)	4.03%	(3.32%)^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,196	$821
Ratio of expenses to average net assets after waivers [1]	0.73%	0.73%*
Ratio of expenses to average net assets before waivers	0.90%	0.92%*
Ratio of net investment income to average net assets [1]	2.65%	2.74%*
Portfolio turnover rate	20.44%	16.58%^

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

* Annualized.

^ Not annualized.

+ Commenced operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20	$10.47	$10.39	$9.94	$10.62

Income (loss) from investment operations:
Net investment income (loss)	$0.26	$0.27	$0.27	$0.28	$0.28
Net realized and unrealized gain (loss) on investments [2]	0.06	(0.27)	0.08	0.45	(0.68)
Total from investment operations	$0.32	$0.00	$0.35	$0.73	$(0.40)

Less Distributions:
Dividends from net investment income	$(0.26)	$(0.27)	$(0.27)	$(0.28)	$(0.28)
Total distributions	$(0.26)	$(0.27)	$(0.27)	$(0.28)	$(0.28)

NET ASSET VALUE, END OF PERIOD	$10.26	$10.20	$10.47	$10.39	$9.94

Total Return (excludes any applicable sales charge)	3.12%	(0.08%)	3.43%	7.43%	(3.80%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$23,548	$25,385	$26,045	$25,449	$24,140
Ratio of expenses to average net assets after waivers [1]	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets before waivers	1.29%	1.27%	1.24%	1.23%	1.24%
Ratio of net investment income to average net assets [1]	2.51%	2.53%	2.62%	2.75%	2.73%
Portfolio turnover rate	11.14%	13.28%	19.05%	18.46%	37.28%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16+ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20	$10.65

Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.12
Net realized and unrealized gain (loss) on investments [2]	0.06	(0.45)
Total from investment operations	$0.34	$(0.33)

Less Distributions:
Dividends from net investment income	$(0.28)	$(0.12)
Total distributions	$(0.28)	$(0.12)

NET ASSET VALUE, END OF PERIOD	$10.26	$10.20

Total Return (excludes any applicable sales charge)	3.38%	(3.11%)^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$649	$386
Ratio of expenses to average net assets after waivers [1]	0.73%	0.73%*
Ratio of expenses to average net assets before waivers	1.04%	1.05%*
Ratio of net investment income to average net assets [1]	2.75%	2.82%*
Portfolio turnover rate	11.14%	13.28%^

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

* Annualized.

^ Not annualized.

+ Commenced operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Viking Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Viking Mutual Funds, comprising Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota (the “Funds”), as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2018

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	6/30/17	12/31/17	Period*	Ratio
Tax-Free Fund for MT
Actual - Class A	$1,000.00	$1,011.90	$4.92	0.98%
Actual - Class I	$1,000.00	$1,013.20	$3.68	0.73%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.11	$4.94	0.98%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,021.34	$3.70	0.73%
Tax-Free Fund for ND
Actual - Class A	$1,000.00	$1,008.30	$4.88	0.98%
Actual - Class I	$1,000.00	$1,008.60	$3.68	0.73%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.14	$4.91	0.98%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,021.34	$3.70	0.73%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days in the one-half year period, and divided by 365 days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Board Approval of Investment Advisory Agreement

Viking Fund Management, LLC (“Viking” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, LLC (“IFD”), the Fund’s underwriter; and Integrity Fund Services, LLC (“IFS”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on October 30, 2017, the Board of Trustees, including a majority of the independent Trustees of the Trusts, renewed the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Funds and Viking.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreement nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory Agreements.  In determining whether it was appropriate to renew the Advisory Agreements, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the renewal of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)   the nature and quality of services to be provided by the adviser to the fund;

(b)   the various personnel furnishing such services and their duties and qualifications;

(c)   the relevant fund’s investment performance as compared to standardized industry performance data;

(d)   the adviser’s costs and profitability of furnishing the investment management services to the fund;

(e)   the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)    an analysis of the rates charged by other investment advisers of similar funds;

(g)   the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)   information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds’ portfolio managers will continue to manage each Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

                Nature, extent and quality of services:  The Investment Adviser currently provides services to twelve funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Funds’ future performance. The Investment Adviser has a strong culture of compliance and provides quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

                Investment performance:  Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory.  In addition, each of the Funds has been meeting its investment objective.

As of July 31, 2017, the risk for: (1) Viking Tax-Free Fund for North Dakota was average for the 3-year period and above average for the 5 and 10-year time periods; and (2) Viking Tax-Free Fund for Montana was above average for the 5-year time period. It was average for the 3 and 10-year time periods.

As of July 31, 2017, the Fund return rating for: (1) Viking Tax-Free Fund for North Dakota was average for the 3, 5, and 10-year time periods; and (2) Viking Tax-Free Fund for Montana was average for the 3, 5, and 10-year time periods.

As of July, 2017, the Fund performance for: (1) Viking Tax-Free Fund for North Dakota for the 1, 3, 5, and 10-year periods were below its index.  The returns were at or above its median classification for the 1, 3, 5, and 10-year periods; and (2) Viking Tax-Free Fund for Montana returns for the 1, 3, 5, and 10-year periods were below its index. The returns were at or above its median classification for the 1, 3, 5, and 10-year periods.

                Profitability:  In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was not unreasonable in light of the services provided.

                Economies of scale:  The Board discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale.  The advisory fees are structured appropriately based on the size of the Fund.  The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

                Analysis of the rates charged by other investment advisers of similar funds:  A comparison of the management fees charged by the Adviser seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of the Funds.

                Expense ratios of the applicable fund as compared to data for comparable funds:   A comparison of the net operating expenses for the Viking Tax-Free Fund for Montana and for the Viking Tax-Free Fund for North Dakota to other funds of similar objective and size reflected that the Viking Tax-Free Fund's expense ratios of 0.98% for Class A shares and 0.73% for Class I shares were comparable to or above the average expense ratio of other funds of similar objective and size.

                Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds:  The Board noted that the Adviser and its affiliates do not realize material direct benefits from their relationship with the Fund except for fees earned for services provided.  In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser and Viking Mutual Funds.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds.  They determined that, after considering all relevant factors, the renewal of the Advisory Agreements would be in the best interest of each of the Funds.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the five series of The Integrity. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the five series of The Integrity Funds and the seven series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 12 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to 2017), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: August 2009 Funds overseen: 12 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to 2017), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva, St. Joseph’s Community Health Foundation and St. Joseph’s Foundation, Minot Community Land Trust

Jerry M. Stai Birth date: March 31, 1952 Began serving: August 2009 Funds overseen: 12 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to 2014); Director/Trustee: Integrity Fund of Funds, Inc. (2006 to 2012), Integrity Managed Portfolios (2006 to 2017), The Integrity Funds (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: August 2009 Funds overseen: 12 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to 2017), The Integrity Funds (2003 to present),  and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

(1) Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Fund of Funds, Inc. (2009 to 2012), Integrity Managed Portfolios (2009 to 2017), The Integrity Funds (2009 to present), and Viking Mutual Funds (1999 to present)

Other Directorships Held: Not Applicable

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 2009

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President (1994 to 2012):  Integrity Fund of Funds, Inc.; Vice President: Integrity Managed Portfolios (1996 to 2017); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: August 2009

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios (2008 to 2017), The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: August 2009 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios (2005 to 2017), The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Fund of Funds, Inc. (2009 to 2012); Integrity Managed Portfolios (2009 to 2017), The Integrity Funds and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 11/2017

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

•   Social Security number, name, address

•   Account balance, transaction history, account transactions

•   Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings. We

•   train employees on privacy, information security and protection of client information.

•   limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?

We collect your personal information, for example, when you:

•   open an account or seek financial or tax advice

•   provide account information or give us your contact information

•   make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes-information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.  They can be financial and nonfinancial companies

•   The Integrity Funds

•   Viking Mutual Funds

•   Corridor Investors, LLC

•   Viking Fund Management, LLC

•   Integrity Funds Distributor, LLC

•   Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

  The Integrity Funds
  Viking Mutual Funds

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $18,300 for the year ended December 31, 2017 and $18,300 for the year ended December 30, 2016.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2017 and $0 for the year ended December 30, 2016.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,000 for the year ended December 31, 2017 and $5,000 for the year ended December 30, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Viking Mutual Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 7, 2018

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 7, 2018